AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Second Amendment") dated August 10, 2023 is entered into by and between CUPOLA INFRASTRUCTURE INCOME FUND, L.L.L.P., a Colorado limited liability limited partnership (the "Lender"), and LIGHTNING SYSTEMS, INC., a Delaware corporation formerly known as Lightning Hybrids, LLC (the "Borrower").

RECITALS

WHEREAS, the Borrower is currently indebted to the Lender pursuant to the terms and conditions of that certain Loan and Security Agreement, dated as of October 10, 2019, as amended from time to time (the "Loan Agreement");

WHEREAS, Section 6.10 of the Loan Agreement sets forth certain affirmative financial covenants that the Borrower must comply with (the "Financial Covenants");

WHEREAS, the Lender and the Borrower agree to modify the Financial Covenants in exchange for an increase in the interest rate on Working Capital Loans; and

WHEREAS, the Lender and the Borrower desire to amend the Loan Agreement as provided herein to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Loan Agreement as follows:

1. Amendment to Section 2.4. Section 2.4(a)(i) is hereby amended and restated in its entirety to read as follows:

> "(i) Working Capital Loans. The principal amount outstanding under each Working Capital Loan shall accrue interest at a per annum rate equal to eighteen percent (18.00%), which interest shall be payable Quarterly in accordance with Section 2.4(c)."

2. Amendment to Section 6.10. Section 6.10(a)(iii) is hereby amended and restated in its entirety to read as follows:

> "(iii) Commencing with the Quarter ended September 30, 2023 and each Quarter thereafter, Total Equity plus expected EBITDA at the end of the next Quarter and the following Quarter greater than Zero Dollars ($0)."

3. Full Force and Effect. Except as specifically provided herein, all terms and conditions of the Loan Agreement remain in full force and effect, without waiver or modification. All terms defined in the Loan Agreement shall have the same meaning when used in this Second Amendment.

4. Reaffirmation of Representations and Warranties. Immediately after giving effect to this Second Amendment on the date hereof, each of the representations and warranties contained in the Loan Agreement is and shall be true and correct in all material respects (except to the extent any such representation or warranty is already qualified as to materiality or the occurrence of a Material Adverse Change, in which case each such representation or warranty so qualified shall be true and correct in all respects) on and as of such date as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date).

5. Counterparts. This Amendment may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

6. Continuation of Prior Agreements. It is the intention of the parties hereto that all Loan Documents (as defined in the Loan Agreement) previously executed by and between the parties shall remain in full force and effect except to the extent they are inconsistent with this Second Amendment. This Second Amendment and the Loan Agreement shall be read together, as one document. All references to the Loan Agreement in the Loan Documents shall be deemed to refer to the Loan Agreement as amended by this Second Amendment, as hereafter amended or modified from time to time.

[***Signature Page Follows***]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Second Amendment to be effective as of the effective date set forth above.

CUPOLA INFRASTRUCTURE INCOME FUND, L.L.L.P.

By: Asset Management Group Investment Corp., General Partner

By:______________________________
Name:
Title:

LIGHTNING SYSTEMS, INC.

By:______________________________
Name: David Agatston
Title: Chief Financial Officer